Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of NVR, Inc. for the period ended March 31, 2003, I, Paul C. Saville, Executive Vice President, Chief Financial Officer and Treasurer of NVR, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	this Form 10-Q for the period ended March 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this Form 10-Q for the period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of NVR, Inc.

Date: May 15, 2003

By: /s/ Paul C. Saville

Paul C. Saville

Executive Vice President, Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to NVR, Inc. and will be retained by NVR, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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